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                               CNI CHARTER FUNDS

                          GOVERNMENT MONEY MARKET FUND

                           INSTITUTIONAL CLASS SHARES
                                 CLASS A SHARES
                                 CLASS S SHARES

     SUPPLEMENT DATED APRIL 11, 2003 TO PROSPECTUSES DATED JANUARY 31, 2003

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Effective May 1, 2003, Wellington Management Company, LLP ("Wellington Management") will no longer serve as sub-advisor to the Government Money Market Fund (the "Fund"). City National Asset Management, Inc., the Fund's current investment manager, will replace Wellington Management as the Fund's advisor. All references to Wellington Management are hereby deleted from the Prospectus.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.